                                                    Registration No. 333-______

      As filed with the Securities and Exchange Commission on May 19, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                                   HYSEQ, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                                             36-3855489
 State or other Jurisdiction                             (I.R.S. Employer
of incorporation or organization)                      Identification Number)

   670 ALMANOR AVENUE                                     (408) 524-8100
   SUNNYVALE, CALIFORNIA 94086                     (Telephone number, including
(Address, Including Zip Code, of                    area code, of registrant's
registrant's principal executive offices)          principal executive offices)

                       HYSEQ, INC. 1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                           MR. LEWIS S. GRUBER
                           PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           HYSEQ, INC.
                           670 ALMANOR AVENUE
                           SUNNYVALE, CALIFORNIA 94086

(Name, address, including zip code and telephone number, including area code, of agent for service)


                                           CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Title of each class of                            Proposed maximum        Proposed maximum           Amount of
   securities to be          Amount to be        offering price per      aggregate offering     registration fee(2)
     registered(1)           registered(1)            share(2)                price(2)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Common Stock, par
value $.001 per share          1,000,000                $13.125               $13,125,000              $3,872
======================== ====================== ====================== ======================= ======================

(1) This Registration Statement includes any additional shares of the registrant's Common Stock that may be issued pursuant to antidilution provisions contained in the plan.

(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the high and low prices of the registrant's Common Stock on the NASDAQ/National Market System on May 18, 1998.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


         The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-41663, which was filed with the Commission on December 5, 1997, are incorporated by reference in this Post-Effective Amendment No. 1 to the Form S-8 Registration Statement.





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


                                   SIGNATURES


         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on the 18th day of May, 1998.

                                            Hyseq, Inc.


                                     By:  /s/ Lewis S. Gruber
                                        -------------------------
                                        Lewis S. Gruber
                                        President and Chief Executive Officer


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


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on this 18th day of May, 1998.


         Signature                                                      Title
         ---------                                                      -----

/s/ Robert D. Weist
-------------------
Robert D. Weist                                      Chairman of the Board of Directors


/s/ Lewis S. Gruber
-------------------
Lewis S. Gruber                                      President and Chief Executive Officer and Director
                                                     (Principal Executive Officer)


/s/ Christopher R. Wolf
-----------------------
Christopher R. Wolf                                  Executive Vice President and Chief Financial Officer
                                                     (Principal Financial and Accounting Officer)


/s/ Radoje T. Drmanac
---------------------
Radoje T. Drmanac, Ph.D.                             Co-Senior Vice President for Research and Director


/s/ Radomir B. Crkvenjakov
--------------------------
Radomir B. Crkvenjakov, Ph.D.                        Co-Senior Vice President for Research and Director


/s/ Raymond F. Baddour
----------------------
Raymond F. Baddour, Ph.D.                            Director


/s/ Greta E. Marshall
---------------------
Greta E. Marshall                                    Director


/s/ Thomas N. McCarter III
--------------------------
Thomas N. McCarter III                               Director


/s/ Kenneth D. Noonan
---------------------
Kenneth D. Noonan, Ph.D.                             Director




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


                                  EXHIBIT INDEX

        Exhibit                                                                                       Sequential
         Number                                   Description of Exhibit                             Page Number
         ------                                   ----------------------                             -----------
          4.1             Certificate of Incorporation of Hyseq, Inc.*
          4.2             By-Laws of Hyseq, Inc.*
          4.3             Hyseq, Inc. 1995 Stock Option Plan, as amended
           5              Opinion of Sachnoff & Weaver, Ltd.
           23             Consent of Ernst & Young LLP, Independent Auditors
           24             Powers of Attorney






* Filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-29091) declared effective by the Securities and Exchange Commission on August 7, 1997, and incorporated herein by reference.



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